December 2, 2019

BNY Mellon ADVANTAGE FUNDS, INC.

BNY Mellon Structured Midcap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the Active Equity team of Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam Logan, CFA and Chris Yao, CFA.  Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017.  Messrs. Logan and Yao have been primary portfolio managers of the fund since December 2019.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon.  Mr. Logan is a senior portfolio manager on the Multi-Factor Equity team at Mellon.  Mr. Yao is head of Equity Quantitative research at Mellon.

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon, an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam Logan, CFA and Chris Yao, CFA.  Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017.  Messrs. Logan and Yao have been primary portfolio managers of the fund since December 2019.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  He has been employed by Mellon or a predecessor company since 1999.  Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon.  He has been employed by Mellon or a predecessor company since October 2015.  Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager.  Mr. Logan is a senior portfolio manager on the Multi-Factor Equity team at Mellon.  He has been employed by Mellon or a predecessor company since 1998.  Mr. Yao is head of Equity Quantitative research at Mellon.  He has been employed by Mellon or a predecessor company since 2006.

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